Exhibit 10.1(b)


         Schedule of Secured Convertible Note (new financing) Issued by
             NCT Group, Inc. to Carole Salkind on October 14, 2005


                                                                     Conversion
        Issue Date           Due Date           Principal              Price
      -------------      --------------      ---------------       -------------
        10/14/05            04/14/06          $  300,000             $ 0.0049